Impairment of goodwill and long-lived assets	12 Months Ended
Mar. 31, 2014
Impairment of goodwill and long-lived assets
Impairment of goodwill and long-lived assets

5. Impairment of goodwill and long-lived assets

Goodwill

        The changes in the carrying amount of goodwill for the years ended March 31, 2013 and 2014 are presented below by reportable segment:

Luxoft
Balances at March 31, 2012	$10,990

Acquisition of FOSS (Note 3)	361

Balances at March 31, 2013	$11,351

Balances at March 31, 2014	$11,351

        Under the provisions of ASC 350, goodwill is tested annually for impairment as of March 31 of each year, or upon the occurrence of certain events or substantive changes in circumstances. In performing the first step ("Step 1") of the goodwill impairment test in accordance with ASC 350, the Group compared the net book values of its reporting units to their estimated fair values. In determining the estimated fair values of the reporting units, the Group employed a Discounted Cash Flow ("DCF") analysis. Determining estimated fair values requires the application of significant judgment.

        The basis for the Group's cash flow assumptions includes forecasted revenue, operating costs and other relevant factors, including estimated capital expenditures. Assumptions under this method have been adjusted to reflect increased risk due to current economic volatility.

        No impairment of goodwill had occurred as of the years ended March 31, 2013 and 2014.